UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022 (September 22, 2022)

MJ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55900	20-8235905
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2580 S. Sorrel St., Las Vegas, NV 89146

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(702) 879-4440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MJNE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2022, the Company’s board of directors elected a new director, David Radcliffe, effective as of September 22, 2022. From 2017 to the present David Radcliffe has acted as a consultant focusing on cannabis regulation and policy development. In this capacity he has performed market analysis relating to the cannabis and CRB industry in multiple geographic regions. His most recent clients include; Ute Indian Tribe, Zion Medicinal, Strategies 360, State of Utah and MJ Holdings Inc. Most recently David has worked for the State of Utah focusing on a medical cannabis pharmacy licensing program. Mr. Radcliffe is completing a JD from Northwestern California school of Law and has a BA degree in Business Administration and Accounting from Columbia College. David has a US Navy and Marine Corps background. David brings financial management, compliance management and general business control experience.

On September 22, 2022, David Dear, a director of the Company, submitted his resignation as a Director effective as of September 22, 2022. Mr. Dear’s decision to resign is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On September 24, 2022, Roger Bloss, the Company’s Chief Executive Officer and a Director, submitted his resignation from both positions effective as of September 24, 2022. Mr. Bloss’ decision to resign is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Paris Balaouras will serve as interim Chief Executive Officer until such time as the Company appoints a replacement.

The Company continues to search for and identify candidates to fulfill the positions of Chief Financial Officer and the newly vacated position of Chief Executive Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ HOLDINGS, INC.

Date: September 26, 2022	By:	/s/ Paris Balaouras
Paris Balaouras
Interim Chief Executive Officer

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